UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2024

LL Flooring Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33767	27-1310817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Bakers Mill Lane, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 463-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of exchange on which registered:
Common Stock, par value $0.001 per share	LL	*

*

On August 12, 2024, the New York Stock Exchange (“NYSE”) determined to commence proceedings to delist and immediately suspended the registrant’s Class A common stock, par value $0.001 per share, from trading on the NYSE. Thereafter, the Registrant’s shares were delisted from, and ceased to trade on, the NYSE and began trading on the over-the-counter market under the symbol “LLFLQ”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Purchase and Sale Agreement

On August 30, 2024, a subsidiary of LL Flooring Holdings, Inc. (the “Company”) entered into Purchase and Sale Agreement (the “Purchase Agreement”) for the sale of the Company’s distribution center located in Sandston, Virginia (the “Distribution Center”), by and among a subsidiary of the Company, on the one hand, and a subsidiary of SNA NE, LLC, on the other hand. Upon closing, the total consideration for the transaction will be $104,750,000 in cash, subject to customary prorations and adjustments. The Purchase Agreement contains customary representations and warranties and covenants.

Under the terms of the Purchase Agreement, the Company may, upon the closing of the transaction contemplated by the Purchase Agreement, enter into a limited duration lease for certain square footage of the Distribution Center.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference

Hilco Agreement

As previously disclosed in the Company’s Form 8-K, filed on August 12, 2024, the Company and Hilco Merchant Resources, LLC (“Hilco”) entered into an agency agreement (the “Agency Agreement”), pursuant to which Hilco agreed to act as the exclusive agent of the Company for a sale of the Company’s inventory at designated stores. On August 29, 2024, the Company determined to amend the Agency Agreement to include the liquidation of all of the Company’s remaining stores (the “Amended Agency Agreement”).

The information set forth under Item 1.03 of this Current Report on Form 8-K regarding the Company’s pivot to liquidation is incorporated herein by reference.

The foregoing description of the Amended Agency Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended Agency Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference

Item 1.03 Bankruptcy or Receivership

As previously disclosed in the Company’s Form 8-K filed on August 12, 2024 and amended on August 15, 2024, on August 11, 2024, the Company, together with certain of its direct and indirect subsidiaries (collectively, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On August 14, 2024, the Bankruptcy Court entered an interim order approving the Senior Secured Super-Priority Debtor-In-Possession Credit Agreement (such order, the “Interim DIP Order”).

The Interim DIP Order set forth a deadline by which the Debtors needed to enter into a stalking horse agreement that contemplated a going-concern sale of the Company (such agreement, a “Stalking Horse Agreement”) or file a notice with the Bankruptcy Court to notice the commencement of a liquidation of the Debtors’ business (the “Liquidation Pivot”). Despite the Company’s extensive efforts and negotiations with multiple bidders to pursue a going-concern sale of the Company, and the extension of the original deadline to reach a Stalking Horse Agreement, the Company was unable to reach a Stalking Horse Agreement that, in the Company’s business judgment and in consultation with key stakeholders, would maximize the value of the Company’s assets for the benefit of its stakeholders. Accordingly, on August 30, 2024, the Debtors filed a notice with the Bankruptcy Court providing notice of the Debtors’ intent to pursue the Liquidation Pivot.

The information set forth under Item 1.01 of this Current Report on Form 8-K regarding the Agency Agreement is incorporated herein by reference.

Cautionary Information Regarding Trading in the Company’s Securities.

The Company continues to face certain risks and uncertainties that have been affecting its business and operations, and these risks and uncertainties may affect the Company’s ability to enter into a sale transaction and could impact the outcome of the Chapter 11 Cases. Holders of the Company’s equity securities will likely be entitled to little or no recovery on their investment following the Chapter 11 Cases, and recoveries to other stakeholders cannot be determined at this time. The Company cautions that trading in the Company’s securities given the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual value realized, if any, by holders of the Company’s securities in the Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Forward-looking statements

Certain information in this Current Report on Form 8-K may constitute “forward-looking statements” within the meanings of the Private Securities Litigation Reform Act of 1995, including but not limited to, the asset purchase agreement and the Chapter 11 proceedings and any other statements that refer to our expected, estimated or anticipated future results or that do not relate solely to historical facts. These statements, which may be identified by words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “assumes,” “believes,” “thinks,” “estimates,” “seeks,” “predicts,” “could,” “projects,” “targets,” “potential,” “will likely result,” and other similar terms and phrases, are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management as of the date of such statements. These statements are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond the Company’s control, including, among other things, the following: the outcome of our contingency planning and restructuring activities; settlement discussions or negotiations; the Company’s liquidity, financial performance, cash position and operations; the Company’s strategy; risks and uncertainties associated with Chapter 11 proceedings; the negative impacts on the Company’s businesses as a result of filing for and operating under Chapter 11 protection; the adequacy of the capital resources of the Company’s businesses and the difficulty in forecasting the liquidity requirements of the operations of the Company’s businesses; the unpredictability of the Company’s financial results while in Chapter 11 proceedings; the Company’s ability to discharge claims in Chapter 11 proceedings; negotiations with the holders of the Company’s indebtedness and its trade creditors and other significant creditors; risks and uncertainties with performing under the terms of any arrangement with lenders or creditors while in Chapter 11 proceedings; the Company’s ability to conduct business as usual; the Company’s ability to continue to serve customers, suppliers and other business partners at the high level of service and performance they have come to expect from the Company; the Company’s ability to continue to pay employees, suppliers and vendors; the ability to control costs during Chapter 11 proceedings; adverse litigation; the risk that the Company’s Chapter 11 cases may be converted to cases under Chapter 7 of the Bankruptcy Code; the Company’s ability to secure operating capital; the Company’s ability to take advantage of opportunities to acquire assets with upside potential; our inability to maintain compliance with financial covenants and operating obligations which would expose us to potential events of default under our outstanding indebtedness; our ability to incur additional debt or equity financing for working capital, capital expenditures, business development, debt service requirements, acquisitions or general corporate or other purposes; a significant reduction in our short-term or long-term revenues which could cause us to be unable to fund our operations and liquidity needs or repay indebtedness; and supply chain interruptions or difficulties. Therefore, the reader is cautioned not to rely on these forward-looking statements.

The Company specifically disclaims any obligation to update these statements, which speak only as of the dates on which such statements are made, except as may be required under the federal securities laws. For a discussion of other risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section of the Company’s annual report on Form 10-K for the year ended December 31, 2023, and the Company’s other filings with the Securities and Exchange Commission. Such filings are available on the SEC’s website at www.sec.gov and the Company’s Investor Relations website at https://investors.llflooring.com.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Purchase and Sale Agreement by and between LL Flooring Services, LLC and SNA NE, LLC

10.2	Amended Agency Agreement, dated August 29, 2024, between Hilco Merchant Resources, LLC and LL Flooring Holdings, Inc.

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LL FLOORING HOLDINGS, INC.

By:	/s/ Alice G. Givens
Name:	Alice G. Givens
Title:	Chief Legal, Ethics and Compliance Officer and Corporate Secretary

Date: September 3, 2024